Goldman Sachs Variable Insurance Trust

Institutional and Service Shares of the

Goldman Sachs Trend Driven Allocation Fund

(the “Fund”)

Supplement dated September 22, 2022 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated April 29, 2022, as supplemented to date

Effective immediately, James Park no longer serves as a portfolio manager for the Fund. Oliver Bunn will continue to serve as a portfolio manager for the Fund.

Additionally, effective immediately, Momoko Ono and Jay Seo will begin serving as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Park in his capacity as a portfolio manager to the Fund in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Variable Insurance Trust—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Oliver Bunn, Vice President, has managed the Fund since 2018; Momoko Ono, Vice President, has managed the Fund since 2022; and Jay Seo, Vice President, has managed the Fund since 2022.

The following rows are added to the table under the “Quantitative Investment Strategies (“QIS”) Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Momoko Ono Vice President	Portfolio Manager— Trend Driven Allocation Fund	Since 2022	Ms. Ono is a portfolio manager on the Quantitative Investment Strategies (QIS) Alternatives team within GSAM. She originally joined Goldman Sachs in April 2002.
Jay Seo Vice President	Portfolio Manager— Trend Driven Allocation Fund	Since 2022	Ms. Seo is a portfolio manager on the Quantitative Investment Strategies (QIS) Alternatives team within GSAM. She first joined GSAM in 2008 and, prior to rejoining GSAM in 2020, she worked at Cubist Systematic Strategies and Quantport from 2016-2020.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITNAVOPSTK 09-22